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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       February 6, 2007
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                          WORTHINGTON INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Ohio                       1-8399                    31-1189815
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(State or Other Jurisdiction         (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio                          43085
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:    (614) 438-3210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 6, 2007, Worthington Industries, Inc. ("Worthington Industries") named Mark A. Russell as the new President of The Worthington Steel Company, a wholly-owned subsidiary of Worthington Industries, beginning February 12, 2007. A copy of the news release issued by Worthington Industries on February 6, 2007 announcing the appointment of Mr. Russell is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d)  Exhibits:

     99.1 News Release issued by Worthington Industries, Inc. on February 6,
          2007


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WORTHINGTON INDUSTRIES, INC.


Date: February 6, 2007
                                              By: /s/ Dale T. Brinkman
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                                                  Dale T. Brinkman,
                                                  Vice President-Administration,
                                                  General Counsel and Secretary


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